Exhibit 99.2

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

THIRD QUARTER

2008

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	3Q ‘08	3Q ‘07	YTD 2008	YTD 2007
MERCK / SCHERING-PLOUGH	$400.2	$480.9	$1,158.2	$1,293.1
ASTRAZENECA LP	139.1	181.2	331.6	608.3
Other (1)	126.3	106.4	350.9	278.8

TOTAL	$665.6	$768.5	$1,840.7	$2,180.2

(1)	Primarily reflects results for Merial Limited, Sanofi Pasteur-MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	3Q ‘08	3Q ‘07	YTD 2008	YTD 2007
FRONTLINE, other fipronil	$253.3	$241.7	$901.0	$866.1
BIOLOGICALS	198.0	162.0	580.9	472.8
IVOMEC, HEARTGARD, other avermectins	128.6	112.8	415.0	366.7
Other Animal Health	72.1	66.7	220.8	192.0

TOTAL MERIAL SALES	$652.0	$583.2	$2,117.7	$1,897.6

Sanofi Pasteur-MSD	3Q ‘08	3Q ‘07	YTD 2008	YTD 2007
GARDASIL	$220.1	$137.0	$694.1	$245.0
VIRAL VACCINES	28.9	20.7	80.7	65.0
HEPATITIS VACCINES	19.3	18.0	56.7	53.9
Other Vaccines	298.5	263.6	576.7	535.0

TOTAL SANOFI PASTEUR-MSD SALES	$566.8	$439.3	$1,408.2	$898.9

Merck / Schering-Plough Collaboration	3Q ‘08	3Q ‘07	YTD 2008	YTD 2007
VYTORIN	$567.2	$693.0	$1,810.5	$2,003.2
ZETIA	534.3	607.0	1,676.4	1,728.5

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,101.5	$1,300.0	$3,486.9	$3,731.7

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	3Q ‘08	3Q ‘07	YTD 2008	YTD 2007
INTEREST INCOME	$(171.3)	$(186.9)	$(484.2)	$(540.9)
INTEREST EXPENSE	71.4	91.5	194.6	297.2
EXCHANGE LOSSES (GAINS)	52.3	(8.3)	73.6	(39.8)
MINORITY INTERESTS	31.2	30.6	93.9	92.0
Other, net (1)	78.2	(107.8)	(2,075.3)	(329.7)

TOTAL	$61.8	$(180.9)	$(2,197.4)	$(521.2)

(1)	Other, net for the first nine months of 2008 primarily reflects a gain of $2.2 billion related to a distribution from AstraZeneca LP.

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

THIRD QUARTER

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	3Q ‘08 vs. 3Q ‘07
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	9%	888	4%	314	12%	574
FOSAMAX	-51%	354	-80%	96	1%	258
SINGULAIR	1%	1,029	-4%	692	12%	337
Vaccines:
GARDASIL	-4%	401	-16%	276	37%	125
ROTATEQ	-21%	134	-23%	125	-4%	10
ZOSTAVAX	-82%	11	-82%	11	N/A	—
OTHER VIRAL VACCINES (1)	—	430	-2%	404	66%	27
HEPATITIS VACCINES (2)	-47%	36	-56%	25	-2%	11
OTHER VACCINES (3)	-17%	81	-40%	47	86%	34
Other Reported Products:
ARCOXIA	27%	97	N/A	—	27%	97
CANCIDAS	9%	148	-30%	24	23%	124
COSOPT / TRUSOPT	6%	209	—	86	11%	123
CRIXIVAN / STOCRIN	-5%	69	-33%	3	-3%	65
EMEND	40%	68	33%	44	53%	24
INVANZ	43%	71	38%	37	50%	34
ISENTRESS	*	107	*	57	*	51
JANUVIA	*	379	74%	297	*	82
JANUMET	*	101	*	86	*	14
MAXALT	9%	136	8%	93	11%	43
PRIMAXIN	1%	188	-32%	32	12%	155
PROPECIA	9%	108	2%	39	13%	69
PROSCAR	-10%	81	-57%	3	-5%	77
TIMOPTIC / TIMOPTIC XE	5%	30	—	2	6%	28
VASOTEC / VASERETIC	-31%	82	N/A	—	-31%	82
ZOCOR	-28%	157	-69%	17	-14%	140
ZOLINZA	32%	4	29%	4	N/A	—

*	100% or over

N/A – Not Applicable

(1) – Includes ProQuad, M-M-R II and Varivax.

(2) – Includes Recombivax and Vaqta.

(3) – Includes Pneumovax, Comvax and Pedvaxhib.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	3Q ‘08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$5,944	-2%	-6	—	4

U.S. ($ MM)	3,337	-11%	-14	3	N/A
Foreign ($ MM)	2,607	13%	6	-3	10

MERCK & CO., INC.

OTHER FINANCIAL DISCLOSURES

SEPTEMBER YEAR-TO-DATE

2008

NET PRODUCT SALES DETAIL (millions of dollars)

	SEPTEMBER YTD ‘08 vs. SEPTEMBER YTD ‘07
PRODUCT	TOTAL % CHG	TOTAL $	U.S. % CHG	U.S. $	Foreign % CHG	Foreign $
COZAAR / HYZAAR	9%	2,676	2%	928	13%	1,748
FOSAMAX	-45%	1,235	-71%	422	3%	813
SINGULAIR	3%	3,215	-4%	2,116	20%	1,098
Vaccines:
GARDASIL	-2%	1,117	-11%	824	36%	293
ROTATEQ	34%	502	32%	470	77%	32
ZOSTAVAX	—	151	—	151	N/A	—
OTHER VIRAL VACCINES (1)	-4%	974	-7%	896	49%	77
HEPATITIS VACCINES (2)	-51%	108	-57%	79	-15%	29
OTHER VACCINES (3)	-22%	223	-49%	109	59%	113
Other Reported Products:
ARCOXIA	20%	294	N/A	—	20%	294
CANCIDAS	13%	457	-25%	80	27%	378
COSOPT / TRUSOPT	9%	627	—	254	16%	374
CRIXIVAN / STOCRIN	-3%	223	-36%	10	-1%	213
EMEND	35%	193	24%	125	60%	69
INVANZ	43%	197	31%	99	58%	98
ISENTRESS	*	231	*	131	*	100
JANUVIA	*	984	*	786	*	198
JANUMET	*	232	*	209	*	23
MAXALT	14%	388	12%	257	17%	131
PRIMAXIN	4%	592	-22%	124	14%	467
PROPECIA	9%	321	—	113	15%	207
PROSCAR	-23%	252	-82%	10	-12%	242
TIMOPTIC / TIMOPTIC XE	3%	91	-10%	5	4%	85
VASOTEC / VASERETIC	-26%	271	N/A	—	-26%	271
ZOCOR	-22%	513	-49%	64	-15%	449
ZOLINZA	32%	11	25%	10	*	1

*	100% or over

N/A – Not Applicable

(1) – Includes ProQuad, M-M-R II and Varivax.

(2) – Includes Recombivax and Vaqta.

(3) – Includes Pneumovax, Comvax and Pedvaxhib.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	SEP YTD ‘08	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$17,818	-1%	-4	-1	4

U.S. ($ MM)	9,974	-9%	-10	1	N/A
Foreign ($ MM)	7,844	12%	6	-4	11